                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated April 17, 2000, except for Note 14, as to which the date is May 17, 2000, in the Registration Statement (Form S-1) and related Prospectus of The Medicines Company for the registration of its common stock.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
May 17, 2000